SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2008

CHANCELLOR GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30219	87-0438647
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

216 South Price Road, Pampa, TX	79065
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(806) 688-9697

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director, Appointment of Officer and Election of Director

At a Board of Directors meeting held after the close of the stock market on Monday, March 30, 2009, Thomas H. Grantham resigned as President, Chief Financial Officer and as a director of the Company effective March 31, 2009,and the Board of Directors elected Maxwell Grant, Chairman of our Board of Directors as Chief Executive Officer of the Company.

At the March 30, 2009 meeting, the Board of Directors also elected Mr. Dudley Muth to our Board of Directors, to fill the vacancy resulting from Thomas Grantham’s resignation. Mr. Dudley Muth is a Los Angeles attorney and a broker-dealer compliance officer. From January 2009 to the present, Mr. Muth has been the Compliance Director/Counsel for BMA Securities, Rolling Hills Estates, California, and prior thereto from March to December 2008, he was the Compliance Director/Consultant for Financial West Group, Los Angeles, California.  From October 2002 to February, 2008, Mr. Muth was the Director of Compliance for the Shemano Group, Los Angeles, California.  Mr. Muth received a BA in Economics from Pomona College in 1961, an MBA in Accounting and Industrial Relations from the University of California Los Angeles in 1963, and a JD from the University of Southern California School of Law in 1966. Mr. Muth began his career with Arthur Andersen & Co. in their tax department specializing in oil and gas taxation in Los Angeles. He has worked in the securities industry since the early 1970’s, as an attorney and compliance director. From 1977 to 1979 he served as a compliance officer with the Pacific Stock Exchange. He has served as president of two listed REIT’s and since 1975 as a Director of Ojai Oil Company, a small oil and gas and real estate company in Camarrilo, California. Mr. Muth was previously a member of our Board of Directors, and had resigned from our Board in November, 2008.  He has informed the Company that, in connection with the preparation of our Annual Report on Form 10-K for our fiscal year ended December 31, 2007, filed on April 7, 2008, he had inadvertently neglected to  advise the Company as to a Financial Industry Regulatory Authority (FINRA)  regulatory  disciplinary action  within the past several years in which he was fined $2,500 by reason of a temporary net capital violation of a broker dealer for which he was the regulatory operative contact with FINRA, such fine  having been paid by the company with which he was then associated.

Item 7.01.	Regulation FD Disclosure.

See attached Press Release dated April 3, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 3, 2009.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHANCELLOR GROUP, INC.

By:	/s/ Maxwell Grant
Maxwell Grant, Chief Executive Officer

Date: April 3, 2009